Exhibit 24(b)(8.111)

Amendment to the Selling and Services Agreement and
Fund Participation Agreement
Among
ING Life and Annuity Company, ING Financial Advisors, LLC,
NYLIFE Distributors LLC, and NYLIM Service Company LLC

This Amendment (the “Amendment”) is dated as of September 30, 2008 by and among
ING Life Insurance and Annuity Company(“ING Life”), ING Financial Advisors, LLC (“ING
Financial”) (collectively “ING”), NYLIFE Distributors LLC (“NYLIFE Distributors”) and
NYLIM Service Company LLC (“NSC”) (“NYLIFE Distributors and NSC are collectively referred to herein as “Fund Service Provider”), acting as agent for the registered open-end management investment companies whose shares are or may be underwritten by Fund Service
Provider (each a “Fund” or collectively the “Funds”)

W I T N E S S E T H:

WHEREAS, ING and the Fund Service Provider, or their predecessors, are parties to that certain Selling and Services Agreement and Fund Participation Agreement, which was effective as of November 8, 2007, and any amendments thereto (the “Agreement”); and

WHEREAS, ING and the Fund Service Provider wish to revise the Sub-transfer agency fees attached to the Agreement (hereinafter referred to as “Schedule C”);

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Schedule C of the Agreement is hereby deleted in its entirety and replaced with the attached.

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers effective as of the date first above written.

ING Life Insurance and Annuity Company			ING Financial Advisors, LLC
By: /s/ Lisa S. Gilarde		By:	/s/ David A. Kelsey
Name: Lisa S. Gilarde		Name: David A. Kelsey
Title: Vice President		Title:	V.P. Operations
NYLIM Service Company LLC			NYLIFE Distributors LLC
By:	/s/ Robert E. Brady		By:	/s/ Mike Coffey
Name: Robert E. Brady			Name: Mike Coffey
Title: President			Title: Managing Director

Schedule C

MainStay Funds Investor Class Shares
ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay All Cap Growth Fund	27885C361	MAWNX
MainStay Balanced Fund	27885C353	MBINX
MainStay Cap Appreciation Fund	56062X542	MCPPX
MainStay International Equity Fund	56062X468	MINNX
MainStay Small Cap Opportunity Fund	27885C155	MOINX
MainStay High Yield Corp. Bond Fund	56062X476	MHHIX
MainStay Value Fund	56062X351	MVINX
MainStay Large Cap Growth Fund	56062X450	MLINX
MainStay Map Fund	56062X443	MSMIX
MainStay Mid Cap Growth Fund	56062X435	MMYMX
MainStay Mid Cap Opportunity Fund	27885C262	MMOUX
MainStay Mid Cap Value Fund	56062X427	MMIIX
MainStay Small Cap Growth Fund	56062X393	MSSNX
MainStay Small Cap Value Fund	56062X385	MYSCX
MainStay ICAP International Fund	448926725	ICANX
MainStay ICAP Select Equity Fund	27885C320	MGXNX
MainStay ICAP Equity Fund	27885C254	MMRDX
MainStay 130/30 Core Fund	27885C411	MYCNX
MainStay 130/30 Growth Fund	27885C361	MAWNX
MainStay ICAP Global	448926733	ICGNX

ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Floating Rate Fund	27885C338	MXFNX
MainStay Diversified Inc Fund	56062X518	MSYDX
MainStay Government Fund	56062X484	MGVNX
MainStay Tax Free Bond Fund	56062X377	MKINX
MainStay Convertible Fund	56062X526	MCINX
MainStay Total Return Fund	56062X369	MTINX
MainStay Global High Inc Fund	56062X492	MGHHX
MainStay Common Stock Fund	56062X534	MCSSX
MainStay S&P 500 Index Fund	27885C171	MYSPX
MainStay Indexed Bond Fund	27885C288	MIXNX
MainStay Intermediate Bond Fund	27885C270	MTMNX
MainStay Short Term Bond Fund	27885C163	MYTBX
MainStay Inc Manager Fund	27885C296	MIMNX
MainStay Retirement 2010 Fund	27885C239	MYRDX
MainStay Retirement 2020 Fund	27885C221	MYRYX
MainStay Retirement 2030 Fund	27885C213	MRTFX
MainStay Retirement 2040 Fund	27885C197	MSRUX
MainStay Retirement 2050 Fund	27885C189	MSRVX

Schedule C

MainStay Growth Allocation Fund	27885C320	MGXNX
MainStay Moderate Allocation Fund	27885C254	MMRDX
MainStay Moderate Growth Allocation Fund	27885C247	MGDNX
MainStay Conservative Allocation Fund	27885C346	MCKNX

MainStay Funds Class A Shares
(For those existing Plans whose Fund Schedules included Class A Shares prior to September 30, 2008.)
ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay All Cap Growth Fund	278846522	MAAAX
MainStay Balanced Fund	278846431	MBNAX
MainStay Capital Appreciation Fund	56062F665	MCSAX
MainStay International Equity Fund	56062F681	MSEAX
MainStay Small Cap Opportunity Fund	278846258	MOPAX
MainStay High Yield Corporate Bond Fund	56062F772	MHCAX
MainStay Value Fund	56062F814	MVAAX
MainStay Large Cap Growth Fund	56062X674	MLAAX
MainStay MAP Fund	56062F210	MAPAX
MainStay Mid Cap Growth	56062F178	MMCPX
MainStay Mid Cap Opportunity Fund	278846290	MMOAX
MainStay Mid Cap Value Fund	56062F491	MYIAX
MainStay Small Cap Growth Fund	56062F525	MSMAX
MainStay Small Cap Value Fund	56062F566	MSPAX
MainStay ICAP International Fund	448926501	ICEVX
MainStay ICAP Select Equity	448926873	ICSRX
MainStay ICAP Equity Fund	448926824	ICAUX
MainStay 130/30 Core Fund	27885C544	MYCTX
MainStay 130/30 Growth Fund	27885C478	MYGAX
MainStay ICAP Global	448926766	ICGLX

ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Floating Rate Fund	56062X757	MXFAX
MainStay Diversified Income Fund	56062F657	MASAX
MainStay Government Fund	56062F764	MGVAX
MainStay Tax Free Bond Fund	56062F756	MTBAX
MainStay Convertible Fund	56062F780	MCOAX
MainStay Total Return Fund	56062F798	MTRAX
MainStay Global High Income Fund	56062F475	MGHAX
MainStay Common Stock Fund	56062F541	MSOAX
MainStay S&P 500 Index Fund	278846274	MSXAX
MainStay Indexed Bond Fund	278846381	MIXAX
MainStay Intermediate Term Bond Fund	278846373	MTMAX
MainStay Short Term Bond Fund	278846266	MSTAX
MainStay Income Manager Fund	278846456	MATAX

Schedule C

MainStay Retirement 2010 Fund	27885C825	MYRAX
MainStay Retirement 2020 Fund	27885C767	MYROX
MainStay Retirement 2030 Fund	27885C718	MRTTX
MainStay Retirement 2040 Fund	27885C650	MSRTX
MainStay Retirement 2050 Fund	27885C593	MSRLX
MainStay Growth Allocation	27885C106	MGXAX
MainStay Moderate Allocation	278846183	MMRAX
MainStay Moderate Growth Allocation	278846142	MGDAX
MainStay Conservative Allocation	278846233	MCKAX

MainStay Funds Class I Shares
ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay All Cap Growth Fund	278846886	MATIX
MainStay Balanced Fund	278846209	MBAIX
MainStay Capital Appreciation Fund	56062X401	MCPIX
MainStay International Equity Fund	56062X807	MSIIX
MainStay Small Cap Opportunity Fund	278846100	MOPIX
MainStay High Yield Corporate Bond Fund	56062X708	MHYIX
MainStay Value Fund	56062X831	MVAIX
MainStay Large Cap Growth Fund	56062X641	MLAIX
MainStay MAP Fund	56062F228	MUBFX
MainStay Mid Cap Growth	56062X690	MMGOX
MainStay Mid Cap Opportunity Fund	278846407	MMOIX
MainStay Mid Cap Value Fund	56062X765	MMVIX
MainStay Small Cap Value Fund	56062X682	MSVVX
MainStay ICAP International Fund	448926402	ICEUX
MainStay ICAP Select Equity Fund	448926303	ICSLX
MainStay ICAP Equity Fund	448926204	ICAEX
MainStay 130/30 Core Fund	27885C528	MYCIX
MainStay 130/30 Growth Fund	27885C452	MYGIX
MainStay ICAP Global	448926741	ICGRX

ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Floating Rate Fund	56062X724	MXFIX
MainStay Diversified Income Fund	56062X500	MSDIX
MainStay Government Fund	56062X609	MGOIX
MainStay Total Return Fund	56062X849	MTOIX
MainStay Common Stock Fund	56062X716	MSOIX
MainStay S&P 500 Index Fund	278846860	MSPIX
MainStay Indexed Bond Fund	278846779	MIXIX
MainStay Intermediate Term Bond Fund	278846795	MTMIX
MainStay Short Term Bond Fund	278846712	MSTIX
MainStay Income Manager Fund	278846506	MASIX

Schedule C

MainStay Retirement 2010 Fund	27885C817	MYRIX
MainStay Retirement 2020 Fund	27885C759	MYRTX
MainStay Retirement 2030 Fund	27885C692	MRTIX
MainStay Retirement 2040 Fund	27885C643	MSRYX
MainStay Retirement 2050 Fund	27885C585	MSRMX
MainStay Institutional Bond Fund	56063N105	MYBIX
MainStay Growth Allocation	27885C403	MGXIX
MainStay Moderate Allocation	278846159	MMRIX
MainStay Moderate Growth Allocation	278846118	MGDIX
MainStay Conservative Allocation	278846191	MCKIX

MainStay Funds Class R1 Shares
ING’s compensation shall be a combination of an annual shareholder service fee of ___% and a sub-
transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Balanced Fund	278846415	MBNRX
MainStay MAP Fund	56062X864	MAPRX
MainStay Mid Cap Value Fund	56062X781	MMIRX
MainStay Value Fund	56062X823	MVARX
MainStay International Equity	56062X880	MIERX
MainStay Large Cap Growth Fund	56062X633	MLRRX
MainStay ICAP International Fund	448926709	ICETX
MainStay ICAP Select Equity Fund	448926857	ICSWX
MainStay ICAP Equity Fund	448926790	ICAWX
MainStay Retirement 2010 Fund	27885C791	MYRRX
MainStay Retirement 2020 Fund	27885C759	MYRTX
MainStay Retirement 2030 Fund	27885C684	MRTOX
MainStay Retirement 2040 Fund	27885C635	MSREX
MainStay Retirement 2050 Fund	27885C577	MSROX

MainStay Funds Class R2 Shares
ING’s compensation shall be a combination of an annual shareholder service fee of ___% and a sub-
transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Balanced Fund	278846399	MBCRX
MainStay MAP Fund	56062X856	MPRRX
MainStay Mid Cap Value Fund	56062X773	MMRRX
MainStay Value Fund	56062X815	MVRTX
MainStay International Equity	56062X872	MIRRX
MainStay Large Cap Growth Fund	56062X625	MLRTX
MainStay ICAP International Fund	448926808	ICEYX
MainStay ICAP Select Equity Fund	448926840	ICSYX
MainStay ICAP Equity Fund	448926782	ICAYX
MainStay Retirement 2010 Fund	27885C783	MYRWX
MainStay Retirement 2020 Fund	27885C734	MYRVX
MainStay Retirement 2030 Fund	27885C676	MRTUX
MainStay Retirement 2040 Fund	27885C627	MSRQX

Schedule C

MainStay Retirement 2050 Fund	27885C569	MSRPX
MainStay High Yield Corporate Bond Fund	56063N501	MHYRX
MainStay Mid Cap Growth Fund	56063N402	MMCTX
MainStay Common Stock Fund	56063N303	MSORX

MainStay Funds Class R3 Shares
ING’s compensation shall be a combination of an annual shareholder service fee of ___% and a sub-
transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Balanced Fund	27885C833	MBDRX
MainStay MAP Fund	56062X591	MMAPX
MainStay Mid Cap Growth	56062X583	MMGRX
MainStay Mid Cap Opportunity	27885C841	MMORX
MainStay International Equity	56062X575	MIFRX
MainStay Large Cap Growth Fund	56062X617	MLGRX
MainStay ICAP International Fund	448926881	ICEZX
MainStay ICAP Select Equity Fund	448926832	ICSZX
MainStay ICAP Equity Fund	448926774	ICAZX
MainStay Retirement 2010 Fund	27885C775	MYREX
MainStay Retirement 2020 Fund	27885C726	MYRZX
MainStay Retirement 2030 Fund	27885C668	MRTVX
MainStay Retirement 2040 Fund	27885C619	MSRZX
MainStay Retirement 2050 Fund	27885C551	MSRWX